                                                                    Exhibit 99.1

                             NESS TECHNOLOGIES, INC.

                             2007 STOCK OPTION PLAN

        A PLAN UNDER SECTION 102 OF THE ISRAELI INCOME TAX ORDINANCE AND
                 THE UNITED STATES INTERNAL REVENUE CODE OF 1986

    1.   NAME AND PURPOSE OF THE PLAN.

    1.1. This  plan,  as amended  from time to time,  shall be known as the Ness
Technologies, Inc. 2007 Stock Option Plan (the "2007 Plan" or the "Plan").

    1.2. The Plan is intended as an incentive to retain in the employ of, and as directors,  consultants  and  advisors to Ness  Technologies,  Inc.,  a Delaware corporation  (the  "Company"),  and its  subsidiaries  (including any "employing company" under Section 102(a) of the Ordinance (as hereinafter  defined) and any
"subsidiary"  within the meaning of Section 424(f) of the United States Internal
Revenue   Code  of  1986,   as   amended   (the   "Code"),   collectively,   the
"Subsidiaries"),  persons of training,  experience  and ability,  to attract new employees,  directors,  consultants  and advisors  whose services are considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its  Subsidiaries,  by granting to such persons  options (the  "Options") to purchase  shares of the Company's  common stock,  $0.01 par value per share (the
"Stock", and the grant of Options to purchase shares of Stock, the "Award").

    1.3. Options  granted under this Plan to Israeli  residents shall be granted pursuant to the Israeli Income Tax Ordinance  (New  Version),  1961, as amended, including  the Law Amending the Income Tax  Ordinance  (Number  132),  2002 (the
"Ordinance")  and any  regulations,  rules or orders or  procedures  promulgated thereunder (the "Rules").

    1.4. The Company  intends that the Plan meet the  requirements of Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

    2.   ADMINISTRATION OF THE PLAN.

    2.1. The Board of Directors of the Company (the  "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")  consisting of two or more  directors  who are  "Non-Employee  Directors"  (as such  term is defined in Rule 16b-3 of the Exchange Act) and "Outside Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.  The Committee,  subject to Sections 4 and 8 hereof,  shall have full power and authority to designate  recipients of Options,  to determine the terms and  conditions of respective  Option  agreements  (which need not be identical)
(the "Option Agreements"),  including the vesting schedule of the Options, which may be  performance  based (the "Vesting  Schedule") to interpret the provisions and  supervise  the  administration  of the  Plan,  to  accelerate  the right to exercise,  in whole or in part,  any  previously  granted  Option,  to grant new options in exchange for existing  Options and to determine  whether an Award has been earned (if performance requirements must be satisfied).

    2.2. Subject to the  provisions of the Plan, the Committee  shall  interpret the Plan and all  Options  granted  under the Plan,  shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems  desirable to carry into effect the Plan or any
Options.

    2.3. Subject to the Company's certificate of incorporation,  as amended, and bylaws, as amended, the act or determination of a majority of the members of the
Committee  shall be the act or  determination  of the Committee and any decision reduced to writing  and signed by all of the members of the  Committee  shall be fully  effective as if such decision had been made by the Committee at a meeting duly called and held. Subject to the provisions of the Plan, any action taken or determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

    2.4. The  Committee  may delegate to one or more  executive  officers of the
Company the  authority  to grant an Award under the Plan to persons  eligible to receive  such  Awards  other than an officer or  director  of the Company or any other person whose transactions in the Company's Stock are subject to Section 16 of the Exchange Act (an "Insider").

    2.5. In the event that for any reason the  Committee  is unable to act or if the  Committee at the time of any grant,  award or other  acquisition  under the
Plan of Options or Stock as hereinafter  defined does not consist of two or more
Non-Employee  Directors,  or if there shall be no such Committee,  then the Plan shall be  administered  by the Board,  and  references  herein to the  Committee
(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

    3.   SCOPE OF THE PLAN.

    3.1. Subject to the terms of Section 3.3 hereof,  the total number of shares of Stock  reserved and  available  for grant and issuance  pursuant to this Plan will be 3,000,000.  In addition, if shares of Stock are subject to an Award that terminates without such shares of Stock being issued,  then such shares of Stock will again be  available  for grant and  issuance  under  this Plan.  Should any
Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an Option be reduced for any reason,  the shares of Stock theretofore  subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

    3.2. The Company will at all times reserve and keep  available the number of shares of Stock  necessary  to  satisfy  the  requirements  of all  Awards  then outstanding  under  this  Plan.  The  shares of Stock  subject to the Plan shall consist of unissued shares,  treasury shares or previously issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the
Plan  shall  cease to be  reserved  for the  purposes  of the  Plan,  but  until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of shares of Stock to meet the requirements of the Plan.

    3.3. In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The adjustments  described above will be made only to the extent consistent with continued  qualification  of the Option under Section 422 of the
Code (in the case of an  Incentive  Option) and Section 409A of the Code (in the
case of grantees potentially subject to Section 409A of the Code).

    4.   ELIGIBILITY.

    4.1. The persons  eligible for  participation  in the Plan as  recipients of
Options (the "Optionees")  shall include  employees,  officers and directors of, and, subject to their meeting the eligibility  requirements to participate in an
"employee  benefit plan" as defined in Rule 405 promulgated under the Securities
Act (as  defined  below),  consultants  and  advisors  to,  the  Company  or any
Subsidiary.

    4.2. In selecting  Optionees,  and in determining the number of shares to be covered by each Option  granted to  Optionees,  the  Committee  may consider any factors it deems relevant,  including without limitation, the office or position held  by the  Optionee  or the  Optionee's  relationship  to  the  Company,  the
Optionee's  degree of  responsibility  for and  contribution  to the  growth and success of the  Company or any  Subsidiary,  the  Optionee's  length of service, promotions and potential.  An Optionee who has been granted an Option  hereunder may be  granted an  additional  Option or  Options,  if the  Committee  shall so determine.

    5.   OPTIONS GRANTED UNDER THE ORDINANCE.

    5.1. Options  granted under Section 102 of the Ordinance ("102 Options") may
be  granted  only  to  Israeli   employees  and  Office  Holders  excluding  any
"Controlling Holders" as such term is defined in the Ordinance.  Options granted under  Section 3(i) of the  Ordinance  ("3(i)  Options")  may be granted only to consultants  and to any Israeli  employees or Office Holders who are Controlling
Holders.

    5.2. 102 Options  shall be either (a)  capital  gains  track  options  under
Section  102(b)(2),  in which income resulting from the sale of Stock underlying the Options is taxed as capital gain  ("Capital  Gains  Options"),  (b) ordinary income track options under Section 102(b)(1), in which income resulting from the sale of Stock  underlying  the  Options is taxed as ordinary  income  ("Ordinary
Income Options" and, together with the Capital Gains Options,  the "Approved 102
Options") or (c) options  granted  pursuant to Section 102(c)  ("Unapproved  102
Options").

    5.3. The  Company's  election of the type of Approved 102 Options as Capital
Gains Options or Ordinary Income Options granted to optionees (the  "Election"), shall be appropriately filed with the Israeli Tax Authorities (the "ITA") before the date of  grant  of an  Approved  102  Option.  Such  Election  shall  become effective  beginning  the first grant of an Approved  102 Option under this Plan and shall remain in effect until the end of the year  following  the year during which the Company  first  granted  Approved  102  Options.  The  Election  shall obligate  the  Company  to grant  only the type of  Approved  102  Option it has elected,  and shall apply to all Optionees who were granted Approved 102 Options during the period  indicated  herein,  all in accordance  with the provisions of
Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options during such period.

    5.4. Without  derogating  from  anything to the contrary  contained  herein, solely for the  purpose of  determining  the tax  liability  pursuant to Section
102(b)(3) of the Ordinance,  if at the date of grant of Approved 102 Options the
Company's  shares are listed on any  established  stock  exchange  or a national market system or if the Company's  shares will be registered  for trading within ninety (90) days following such date of grant,  the value of a share of Stock at such date of grant shall be determined  in accordance  with the average value of the  Company's  shares of Stock on the  thirty  (30)  trading  days  immediately preceding  the date of grant or on the  thirty  (30)  trading  days  immediately following the date of registration for trading, as the case may be.

    5.5. With respect to  Unapproved  102 Option,  if the Optionee  ceases to be employed by the Company or any  Subsidiary,  the  Optionee  shall  extend to the
Company and/or its Subsidiary a security or guarantee for the payment of tax due at the time of sale of shares of Stock, all in accordance with the provisions of
Section 102 and the Rules.

    5.6. Trustee. All Approved 102 Options must be held by a person appointed by the Company to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the Ordinance (the "Trustee") in accordance with the following:

       5.6.1.       Approved 102 Options  which shall be granted  under the Plan and/or any shares of Stock  allocated  or issued upon  exercise of such  Approved 102 Options  and/or other shares of Stock  received
              subsequently  following  any  realization  of  rights,   including
              without limitation,  bonus shares, shall be allocated or issued to the  Trustee and held for the  benefit of the  Optionees  for such period  of time as  required  by  Section  102 or the  Rules  (the
              "Holding  Period").  In the case the requirements for Approved 102
              Options are not met,  then the Approved 102 Options may be treated as Unapproved 102 Options,  all in accordance  with the provisions of Section 102 and the Rules.

       5.6.2.       Notwithstanding  anything to the contrary, the Trustee shall not release any shares of Stock  allocated or issued upon exercise of  Approved  102  Options  prior  to  the  full  payment  of  the
              Optionee's tax liabilities arising from Approved 102 Options which were granted to him and/or any shares of Stock allocated or issued upon exercise of such Options.

       5.6.3.       With  respect to any  Approved  102  Option,  subject to the provisions  of Section 102 and the Rules,  an  Optionee  shall not sell or release from trust any shares of Stock  received  upon the exercise  of an  Approved  102  Option  and/or any shares of Stock
              received   subsequently   following  any  realization  of  rights,
              including without limitation, bonus shares, until the lapse of the
              Holding  Period  required  under  Section  102 of  the  Ordinance.
              Notwithstanding  the  above,  if any such sale or  release  occurs during the Holding Period,  the sanctions under Section 102 of the
              Ordinance  and under the Rules  shall apply to, and shall be borne by, such Optionee.

       5.6.4.       Upon  receipt of an Approved 102 Option,  the Optionee  will sign an  undertaking  to release the Trustee from any liability in respect of any action or decision  duly taken and executed in good faith in  relation  with the Plan or any  Approved  102  Option or shares of Stock granted to him thereunder.

    5.7. The  grant  of  Approved  102  Options  shall be  conditioned  upon the approval  of  this  Plan  by the  Israeli  Tax  Authorities.  In  addition,  the provisions  of the Plan  and/or  the  Option  Agreement  shall be subject to the provisions of the Ordinance and the Tax Assessing Officer's permit, and the said provisions  and permit  shall be deemed an integral  part of the Plan and of the
Option Agreement. Any provision of the Ordinance and/or the said permit which is necessary  in order to receive  and/or to keep any tax  benefit  pursuant to the
Ordinance, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Optionees.

    5.8. The  Committee  shall  have  the  authority,   without  limitation,  to
determine which method, the capital gain method or the work income method or any other method available under Section 102 of the Ordinance,  shall be adopted for the  purposes of the Plan and to appoint a Trustee,  if the  Committee  deems it advisable or necessary.

    6.   OPTIONS GRANTED UNDER THE CODE.

    6.1. Options  granted  to  employees  of  the  Company  or  of  one  of  its
Subsidiaries,  who are not  residents  of the  State  of  Israel,  shall  either constitute incentive stock options within the meaning of Section 422 of the Code
("Incentive Options"),  while certain other Options granted pursuant to the Plan shall be nonqualified stock options ("Nonqualified Options").

    6.2. Subject to meeting all  applicable  requirements,  the Committee  shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.

    6.3. The maximum  number of shares of Stock that may be subject to Incentive
Options or Nonqualified  Options granted under the Plan to any individual in any calendar year shall not exceed 250,000 shares (subject to adjustment pursuant to
Section 3.3 hereof), and the method of counting such shares shall conform to any requirements  applicable to performance-based  compensation under Section 162(m)
of the Code;  provided,  however,  that new  employees  of the Company or of any
Subsidiary  (including  new employees who are also officers and directors of the
Company or any  Subsidiary),  will be eligible to receive Options to purchase up to a maximum of 750,000 of the  Company's  Stock in the  calendar  year in which they commence their employment.

    6.4. The aggregate Fair Market Value (as hereinafter defined), determined as of the date the  Incentive  Option is  granted,  of Stock  for  which  Incentive
Options are  exercisable  for the first time by any Optionee during any calendar year under the Plan  (and/or any other stock  option plans of the Company or any
Subsidiary) shall not exceed $100,000.

    6.5. Optionee shall be required as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld. In the case of an Incentive Option, if the Optionee makes a disposition,  within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder,  of any share or shares of Stock issued to him upon  exercise of an Incentive  Option  granted under the Plan within the two-year  period  commencing on the day after the date of the grant of such Incentive Option or within a one-year period  commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise  of  such  Incentive  Option,  he  shall,  within  10 days  after  such disposition, notify the Company thereof.

    7.   OTHER  AWARDS.  All other types of Awards not  referenced in Sections 5 and 6 may be granted to any  employee,  officer,  director or  consultant of the
Company  or  any  Parent  or  Subsidiary;  provided  that  with  respect  to any consultant,  however,  that such consultant is a natural person and the Award is in full or partial  compensation  for bona fide  services  unconnected  with any offer and sale of securities in a capital-raising transaction.

    8.   TERMS AND CONDITIONS OF OPTIONS.  Options  granted under the Plan shall be subject to the following  conditions and shall contain such additional  terms and conditions,  not  inconsistent  with the terms of the Plan, as the Committee shall deem desirable:

    8.1.  OPTION PRICE.  The exercise  price of each share of Stock  purchasable under the Options  shall be  determined  by the  Committee at the time of grant, subject to the conditions set forth in the immediately  following sentence.  The exercise  price of each share of Stock  purchasable  under an  Incentive  Option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such  share of Stock  on the  trading  day  immediately  preceding  the date the
Incentive Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive  Option is granted,  owns (within the meaning of
Section 424(d) of the Code) more than 10% of the total combined  voting power of all classes of stock of the Company or of any Subsidiary, the exercise price per share of Stock  shall be at least  110% of the Fair  Market  Value  per share of
Stock on the trading day immediately  preceding the date of grant.  The exercise price  of each  share  of Stock  purchasable  under  any  Option  other  than an
Incentive  Stock  Option shall not be less than 100% of the Fair Market Value of such share of Stock on the trading day immediately preceding the date the Option is granted;  provided,  however, and notwithstanding any future amendment to the minimum  exercise price of a Nonqualified  Option,  that if an option granted to the Company's Chief Executive Officer or to any of the Company's other four most
highly  compensated   officers  is  intended  to  qualify  as  performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair  Market  Value of such share of Stock on the  trading  day  immediately  preceding  the date the Option is  granted.  The exercise  price for each Option  shall be subject to  adjustment  as provided in
Section 3.3 herein.  Notwithstanding  anything to the contrary contained herein, in no event  shall  the  exercise  price  of a share  of Stock be less  than the minimum price permitted under the rules and policies of any national  securities exchange on which the shares of Stock are listed.

    "Fair Market  Value" means the closing  price of publicly  traded  shares of
Stock on the principal securities  exchange,  including the Nasdaq Stock Market, on which shares of Stock are listed (if the shares of Stock are so listed),  or, if not so listed,  the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices  shall  not  be  available,  as  reported  by any  nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner consistent with the provisions of the Code.

    8.2. OPTION TERM.  The term of each Option shall be fixed by the  Committee, but no Option  shall be  exercisable  more  than ten  years  after the date such
Option is granted and in the case of an Incentive  Option granted to an Optionee who, at the time such Incentive  Option is granted,  owns (within the meaning of
Section 424(d) of the Code) more than 10% of the total combined  voting power of all  classes of stock of the  Company or of any  Subsidiary,  no such  Incentive
Option shall be  exercisable  more than five years after the date such Incentive
Option is granted.

    8.3. EXERCISABILITY.  Subject  to  Section  6.4  hereof,  Options  shall  be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the Committee at the time of grant.

    8.4. METHOD OF  EXERCISE.  Options to the  extent  then  exercisable  may be exercised  in whole or in part at any time during the option  period,  by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the exercise price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon exercise of an Option at such time as the Optionee has (i) given written  notice of  exercise  and has paid in full for such  shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

    8.5. NON-TRANSFERABILITY OF OPTIONS AND SHARES OF STOCK UNDERLYING OPTIONS.

       8.5.1.       Except as  provided  in  Section  8.5.3  hereof,  during the lifetime of an Optionee,  only the  Optionee  (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative)  may  exercise  an Option.  Except as  provided in
              Section   8.5.3   hereof,   no  Option  shall  be   assignable  or
              transferable by the Optionee to whom it is granted,  other than by will or the laws of descent and distribution  except pursuant to a domestic relations order.

       8.5.2.       With  respect to Approved  102  Options,  as long as Options and/or  shares of Stock are held by the  Trustee  on behalf of the
              Optionee,  all rights of the  Optionee  over the  Options  and the shares of Stock are personal, and cannot be transferred, assigned, pledged or  mortgaged,  other than by will or pursuant to the laws of descent and distribution.

       8.5.3.       An  Optionee  may  transfer by gift all or part of an Option that is not an  Incentive  Option to any "family  member" (as that term is defined  under Rule  701(c)(3) of the  Securities  Act, as amended or any  successor  provision of law);  provided,  that (x)
              there  shall be no  consideration  for any such  transfer  and (y)
              subsequent  transfers of  transferred  Options shall be prohibited except those made in accordance with this Section 8.5.3 or by will or the laws of descent and  distribution or pursuant to a domestic relations  order and otherwise in compliance  with applicable U.S.
              federal  and state and  foreign  securities  laws.  Following  any
              permitted  transfer   hereunder,   any  transferred  Option  shall
              continue  to be subject to the same terms and  conditions  as were applicable  immediately prior to such transfer,  provided that for purposes of this Section 8.5.3 the term "Optionee" shall be deemed to refer to the transferee  and the  transferee  shall agree to be bound by the terms and  conditions  of the  Options and this Plan.
              The events of termination of the employment or other  relationship of Section 8.9 hereof shall continue to be applied with respect to the  original  Optionee,  following  which  the  Option  shall  be exercisable  by the  transferee  only  to the  extent  and for the periods specified in Section 8.6, 8.7, 8.8, or 8.9 hereof.

    8.6. TERMINATION  BY REASON OF DEATH.  Unless  otherwise  determined  by the
Committee at grant, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates by reason of death,  the Options  granted to such
Employee may thereafter be exercised, to the extent then exercisable (or on such accelerated  basis as the Committee shall  determine at or after grant),  by the legal  representative  of the estate or by the legatee of the Optionee under the will of the  Optionee,  for a period of one year after the date of such death or until the  expiration  of the stated term of such  Option as provided  under the
Plan, whichever period is shorter.

    8.7. TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the
Committee at grant, if any Optionee's  employment with or service to the Company or any Subsidiary  terminates by reason of total and permanent  disability,  any
Option held by such Optionee may  thereafter be exercised,  to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after 30 days after the date of such  termination  of  employment  or service or the expiration of the stated term of such Option, whichever period is shorter;  provided,  however,  that,  if the  Optionee  dies  within such 30-day period,  any  unexercised  Option  held by such  Optionee  shall  thereafter  be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such  death or for the stated  term of such
Option, whichever period is shorter.

    8.8. TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the
Committee at grant, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates by reason of Normal or Early  Retirement (as such terms are defined  below),  any Option held by such  Optionee may  thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant),  but may not be  exercised  after  90 days  after  the  date of such  termination  of employment  or service or the  expiration  of the  stated  term of such  Option, whichever  period is shorter;  provided,  however,  that,  if the Optionee  dies within such 90-day period,  any  unexercised  Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of  death,  for a period  of one year  after  the date of such  death or for the stated term of such Option, whichever period is shorter.

    For purposes of this paragraph,  "Normal  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable  Company or Subsidiary  pension plan or if no such  pension plan exists,  age 65, and "Early  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement  provisions of the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 55.

    8.9. OTHER  TERMINATION.  Unless  otherwise  determined  by the Committee at grant,  if any  Optionee's  employment  with or  service  to the  Company or any
Subsidiary  terminates for any reason other than death,  Disability or Normal or
Early Retirement, the Option shall thereupon terminate,  except that the portion of any Option that was exercisable on the date of such termination of employment or  service  may be  exercised  for the  lesser  of 90 days  after  the  date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any  Subsidiary is terminated by the Company or such
Subsidiary  without cause (the  determination as to whether  termination was for cause to be made by the Committee).  The transfer of an Optionee from the employ of or service to the  Company  to the employ of or service to a  Subsidiary,  or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

    8.10. OPTION  AGREEMENT.  Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such  form  as the  Committee  shall  from  time to time  approve.  Each  Option
Agreement  shall state,  among other  matters,  the number of shares of Stock to which the  Option  relates,  the type of Option  granted  thereunder  (whether a
Capital  Gains Option,  Ordinary  Income  Option,  Unapproved  102 Option,  3(i)
Option,  Incentive  Option or  Nonqualified  Option),  the  Vesting  Dates,  the
exercise  price  per  share,  the  expiration  date and  such  other  terms  and conditions as the Committee in its discretion may prescribe,  provided that they are consistent with this Plan.

    9.   CHANGE IN CONTROL.

    9.1. Upon the occurrence of a "Change in Control" (as hereinafter  defined), the Committee  may  accelerate  the vesting and  exercisability  of  outstanding
Options,  in  whole or in  part,  as  determined  by the  Committee  in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the occurrence of a Change in Control,  each outstanding  Option shall terminate within a specified number of days after notice to the Optionee  thereunder,  and each such Optionee  shall  receive,  with respect to each share of Company Stock subject to such  Option,  an amount equal to the excess of the Fair Market Value of such shares  immediately  prior to such Change in Control  over the  exercise price per share of such Option;  such amount shall be payable in cash, in one or more  kinds  of  property  (including  the  property,  if  any,  payable  in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

    9.2. For  purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

       9.2.1.       a tender offer (or series of related  offers)  shall be made
              and   consummated  for  the  ownership  of  50%  or  more  of  the outstanding  voting securities of the Company,  unless as a result of such  tender  offer  more  than 50% of the  outstanding  voting securities  of the  surviving  or resulting  corporation  shall be owned in the aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer), any employee  benefit  plan of the  Company or its  Subsidiaries,  and their affiliates;

       9.2.2.       the Company  shall be merged or  consolidated  with  another corporation,  unless as a result of such  merger or  consolidation more  than  50%  of  the  outstanding  voting  securities  of  the surviving or resulting corporation shall be owned in the aggregate by the  shareholders  of the Company  (as of the time  immediately prior  to such  transaction),  any  employee  benefit  plan of the
              Company or its Subsidiaries, and their affiliates;

       9.2.3.       the Company  shall sell  substantially  all of its assets to another  corporation  that is not  wholly  owned  by the  Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  shareholders  of the Company (as of the time immediately prior to such  transaction),  any employee benefit  plan  of  the  Company  or  its  Subsidiaries  and  their affiliates; or

       9.2.4.       a Person (as defined below) shall acquire 50% or more of the outstanding  voting  securities of the Company (whether  directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding  voting securities of the  surviving  or  resulting  corporation  shall  be owned in the aggregate  by the  shareholders  of the  Company  (as of the  time immediately  prior to the first  acquisition of such securities by such  Person),  any  employee  benefit  plan of the Company or its
              Subsidiaries, and their affiliates.

    9.3. For purposes of this Section 9,  ownership of voting  securities  shall take into  account and shall  include  ownership as  determined  by applying the provisions  of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the
Exchange Act. In addition,  for such  purposes,  "Person" shall have the meaning given in Section  3(a)(9) of the Exchange  Act, as modified and used in Sections
13(d) and 14(d) thereof;  however, a Person shall not include (A) the Company or any of its  Subsidiaries;  (B) a trustee or other fiduciary  holding  securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the shareholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

    9.4. The Committee may determine, at its sole discretion,  that the terms of
Options granted pursuant to the Plan shall provide for additional benefits to be granted to the Optionee in the event of a Change in Control. Any such additional benefits  will not be  subject  to any tax  benefits  granted  to  Optionees  in connection  with the Award and will be taxed  pursuant to the  provisions of the
Ordinance and the Code, as applicable.

    10.  EFFECTIVE  DATE OF PLAN;  TERM OF PLAN.  The Plan shall be effective on
April 23, 2007; provided,  however, that the Plan shall subsequently be approved by majority vote of the Company's  stockholders  generally entitled to vote at a meeting of  stockholders  not later than the April 22, 2008.  No Option shall be granted pursuant to the Plan on or after April 22, 2017, but Options theretofore granted may extend beyond that date.

    11.   PURCHASE FOR INVESTMENT.  Unless the Options and shares covered by the
Plan have been  registered  under the  Securities  Act of 1933,  as amended (the
"Securities  Act"),  or the Company has  determined  that such  registration  is unnecessary,  each person exercising an Option under the Plan may be required by the Company to give a representation  in writing that he is acquiring the shares for his own  account  for  investment  and not  with a view  to,  or for sale in connection with, the distribution of any part thereof.

    12.   TAXES.

    12.1. Any tax consequences arising from the grant or exercise of any Option, from the  payment for Stock  covered  thereby or from any other event or act (of the Company and/or its  Subsidiaries,  the Trustee or the Optionee),  hereunder, shall be borne  solely by the  Optionee.  The  Company  and/or its  Subsidiaries
and/or the Trustee shall withhold taxes according to the requirements  under the applicable laws, rules, and regulations,  including withholding taxes at source.
Furthermore,  the  Optionee  shall agree to  indemnify  the  Company  and/or its
Subsidiaries  and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation,  liabilities  relating  to the  necessity  to  withhold,  or to have withheld, any such tax from any payment made to the Optionee.

    12.2. The Company and/or, when applicable, the Trustee shall not be required to release any Stock certificate to an Optionee until all required payments have been fully made.

    12.3. To the  extent  provided  by the  terms of an  Option  Agreement,  the
Optionee may satisfy any tax withholding  obligation relating to the exercise or acquisition of tocks under an Option by any of the following  means (in addition to the Company's right to withhold from any compensation paid to the Optionee by the Company) or by a  combination  of such means:  (i) tendering a cash payment;
(ii) subject to the  Committee's  approval on the payment date,  authorizing the
Company to withhold Shares from the Shares otherwise issuable to the Optionee as a result of the exercise or  acquisition of Shares under the Option in an amount not to exceed the minimum amount of tax required to be withheld by law; or (iii)
subject to Committee  approval on the payment  date,  delivering  to the Company owned and  unencumbered  Shares;  provided  that Shares  acquired on exercise of
Options have been held for at least 6 months from the date of exercise.

    12.4. The  Company  may make  such  provisions  as it may deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan with respect to the  withholding  of any taxes  (including  capital  gains, income or employment taxes) or any other tax matters.

    13.   PUBLIC  OFFERING.  As a condition of  Participation in this Plan, each
Optionee shall be obligated to cooperate  with the Company and the  underwriters in  connection  with any public  offering of the  Company's  securities  and any transactions  relating to a public  offering,  and shall execute and deliver any agreements and documents,  including without  limitation,  a lock-up  agreement, that  may be  requested  by the  Company  or the  underwriters.  The  Optionees'
obligations under this Section 13 shall apply to any Stock issued under the Plan as well as to any and all other  securities  of the Company or its successor for which Stock may be exchanged or into which Stock may be converted.

    14.   AMENDMENT AND TERMINATION.

    14.1. The Board may amend,  suspend,  or terminate the Plan,  except that no amendment  shall be made that would impair the rights of any Optionee  under any
Option theretofore  granted without the Optionee's  consent,  and except that no amendment shall be made which,  without the approval of the  stockholders of the
Company would:

       14.1.1.      materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 3.3;

       14.1.2.      materially  increase the benefits  accruing to the Optionees under the Plan;

       14.1.3.      materially  modify the  requirements  as to eligibility  for participation in the Plan;

       14.1.4.      decrease the exercise  price of an Incentive  Option to less than 100% of the Fair Market  Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market  Value per share of Stock on the date of grant thereof; or

       14.1.5.      extend the term of any Option  beyond that  provided  for in
              Section 8.2.

    14.2. The Committee may amend the terms of any Option  theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's  consent.  The Committee may also substitute new Options for previously  granted  Options,  including  options  granted under other plans applicable to the participant and previously  granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

    The  Committee  may at any time or times  amend the Plan or any  outstanding
Award for any purpose  which may at the time be  permitted by law, or may at any time  terminate  the Plan as to any  further  grants of  Awards,  provided  that
(except to the  extent  expressly  required  or  permitted  by the Plan) no such amendment  will,  without  the  approval  of the  stockholders  of the  Company, effectuate a change for which stockholder  approval is required in order for the
Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

    It is the  intention  of the Board that the Plan  comply  strictly  with the provisions  of Section  409A of the Code,  the  Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the  Committee  shall  exercise its  discretion  in granting  Awards hereunder (and the terms of such Awards), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time (without,  in the case of an
Award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

    15.   RE-PRICING  OF OPTIONS;  REPLACEMENT  OPTIONS.  The Company  shall not re-price  any  Options  or issue  any  replacement  Options  unless  the  Option re-pricing  or Option  replacement  shall have been approved by the holders of a majority of the outstanding  shares of the voting stock of the Company generally entitled to vote at a meeting of stockholders.

    16.   GOVERNMENT REGULATIONS.

    16.1. The Plan,  and the grant and  exercise of Options  hereunder,  and the obligation of the Company to sell and deliver  shares under such Options,  shall be subject to all applicable laws, rules and regulations,  and to such approvals by any  governmental  agencies,  national  securities  exchanges and interdealer quotation systems as may be required.

    17.   GENERAL PROVISIONS.

    17.1  CERTIFICATES. All certificates for shares of Stock delivered under the
Plan shall be subject to such stop transfer orders and other restrictions as the
Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or  interdealer  quotation  system upon which the Stock is then listed or traded and the  Committee  may  cause a legend  or  legends  to be  placed  on any such certificates to make appropriate reference to such restrictions.

    17.2  EMPLOYMENT MATTERS. The adoption of the Plan shall not confer upon any
Optionee of the Company or any Subsidiary any right to continued  employment or, in the case of an Optionee who is a director,  continued  service as a director, with the Company or a Subsidiary,  as the case may be, nor shall it interfere in any way with  the  right of the  Company  or any  Subsidiary  to  terminate  the employment of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

    17.3  LIMITATION OF LIABILITY.  No member of the Board or the Committee,  or any  officer or  employee  of the  Company  acting on behalf of the Board or the
Committee,  shall  be  personally  liable  for  any  action,   determination  or
interpretation  taken or made in good  faith with  respect to the Plan,  and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.  Such  indemnification  shall be in addition to any rights of  indemnification  such person may have as a director or  otherwise under  the  Company's  incorporation  documents,  any  agreement,  any  vote  of shareholders or disinterested directors, insurance policy or otherwise.

    17.4  REGISTRATION  OF STOCK.  Notwithstanding  any other  provision  in the
Plan,  no Option may be  exercised  unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under  applicable  federal or state  securities  laws any
Stock to be issued upon the exercise of an Option granted  hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject to such Option,  although the Company may in its sole  discretion  register such
Stock at such time as the Company  shall  determine.  If the Company  chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an appropriate  restrictive legend restricting  the transfer or pledge of the Stock  represented  thereby,  and the
Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

    18.   GOVERNING  LAW;  JURISDICTION.  The  Plan  shall  be  governed  by and construed  and  enforced  in  accordance  with the laws of the  State of  Israel applicable to contracts made and to be performed therein,  without giving effect to the  principles  of  conflict  of laws,  subject to the terms of Section  1.4 hereof. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to the Plan.

NESS TECHNOLOGIES, INC.

April 23, 2007